MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MONEY MARKET PORTFOLIOS — SHARES

SUPPLEMENT DATED MAY 27, 2016 TO

PROSPECTUS DATED APRIL 1, 2016

1. For the Diversified Assets Portfolio, the Prospectus is supplemented as follows:

At a meeting held on May 26, 2016, the Board of Trustees of the Northern Institutional Funds approved the conversion of the Diversified Assets Portfolio (the “Portfolio”) to a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended. The conversion, and the changes described below, will become effective on or about September 30, 2016 (the “Conversion Date”). Shareholders will be provided an updated summary prospectus upon conversion.

As a government money market fund, the Portfolio will invest substantially all (and at least 99.5%) of its total assets in cash, securities issued or guaranteed as to principal and interest by the U.S. government or by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the Congress of the United States or any certificate of deposit of any of the foregoing, and repurchase agreements that are fully collateralized by cash or such securities. In addition, the Portfolio will continue to use the amortized cost method of valuation to seek to maintain a stable net asset value of $1.00 per share, and will not be required to impose a liquidity fee or redemption gate that might apply to other types of money market funds should certain triggering events specified in Rule 2a-7 occur.

Upon the Portfolio’s conversion to a government money market fund, the Portfolio will also change its name to “Government Assets Portfolio.” In connection with the conversion of the Portfolio to a government money market fund, it is anticipated that the Portfolio will transition its portfolio to securities that are eligible investments for a government money market fund prior to the Conversion Date. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it is anticipated that the Portfolio’s yield may decrease as more assets are invested in government securities.

Additionally, upon the Conversion Date, Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent that the Portfolio’s “Total Annual Portfolio Operating Expenses” (other than certain excepted expenses as described in the prospectus) exceed 0.25%. This contractual expense reimbursement arrangement is expected to continue until at least one year from the Conversion Date.

2. For the U.S. Government Portfolio, the Prospectus is supplemented as follows:

Effective July 1, 2016, Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the U.S. Government Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent that the Portfolio’s “Total Annual Portfolio Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 1, 2017 without the approval of the Board of Trustees.

3. For the Municipal Portfolio, the Prospectus is supplemented as follows:

Effective on or before October 14, 2016 (but in no event earlier than September 30, 2016), it is expected that the Municipal Portfolio (the “Portfolio”) will no longer use the amortized cost method of valuation to seek to maintain a stable $1.00 NAV per share and will have a floating NAV rounded to the fourth decimal place, which means the Portfolio will be required to sell and redeem its shares based on a share price that will fluctuate based on the current market value of the securities in the Portfolio’s holdings. In addition, effective as of October 14, 2016, the Portfolio may impose a liquidity fee upon the redemption of your shares or may temporarily suspend your ability to redeem shares if the Portfolio’s weekly liquid assets falls below certain minimums and the Portfolio’s Board of Trustees determines that the liquidity fee or suspension of redemptions is in the best interests of the Portfolio. As a result of these changes, the Portfolio will be designated as an “institutional money market fund.” Shareholders will be given written notice before the effectiveness of these changes.

4. For all Portfolios, the Prospectus is supplemented as follows:

The fourth sentence in the paragraph under the section entitled “PURCHASING AND SELLING SHARES—Investors” on page 27 of the Prospectus is replaced with the following:

Institutional investors (“Institutions”) include:

•	Defined contribution plans having at least $30 million in assets or annual contributions of at least $5 million;

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

MONEY MARKET PORTFOLIOS

PROSPECTUS SUPPLEMENT

•	Corporations, partnerships, business trusts and other institutions and organizations;
•	Northern Trust personal financial services clients having at least $500 million in total assets at Northern Trust; and
•

With respect to the Municipal Portfolio only, investors who are not permitted to invest in a “retail money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940, as amended, due to policies and procedures that limit all beneficial owners of such a fund to natural persons.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT MM (5/16)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS